                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 18, 1997
                                                 ------------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-20242                     68-0275553
          --------                    -------                     ----------
(State or other jurisdiction     (Commission File               (IRS Employer
      of incorporation)               Number)                Identification No.)



3697 Mt. Diablo Boulevard, Lafayette, California                    94549
------------------------------------------------                    -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (510) 283-4573
                                                   ------------------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


Exhibit Index located on page 3
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        The purpose  of this Form 8-K/A is to amend Item 7 of the Form 8-K, which was filed on December 30, 1997, to include the Stock Purchase Agreement dated as of December 5, 1997.

Item 7.  Financial Statement and Exhibits
         --------------------------------

         (a)        Financial Statements - Not Applicable.

         (b)        Pro Forma Financial Information - Not Applicable.

         (c)        See attached Exhibit Index.

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                                 EXHIBIT INDEX

Number           Exhibit

1.1              Press Release dated December 19, 1997.*

1.2              Stock Purchase Agreement dated as of December 5, 1997.**


*Previously filed.

**The schedules and exhibits to this agreement, as set forth in the Table of Contents located on page iii, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENTRAL GARDEN & PET COMPANY


                                      By   /s/ William E. Brown
                                           --------------------
                                           William E. Brown,
                                           Chairman of the Board
                                           and Chief Executive Officer

Dated:  January 16, 1998

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